UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07358

Duff & Phelps Utility and Corporate Bond Trust Inc.

(Exact name of registrant as specified in charter)

200 S. Wacker Drive, Suite 500, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Alan M. Meder

Duff & Phelps Utility and Corporate Bond Trust Inc

200 S. Wacker Drive, Suite 500

Chicago, Illinois 60606

Lawrence R. Hamilton

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 338-8214

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

February 19, 2009

Dear Fellow Shareholders:

Your Fund’s Performance

During the second half of 2008, the performance of leveraged bond funds, including Duff & Phelps Utility and Corporate Bond Trust Inc. (the “DUC Fund”), was influenced by extreme volatility in the financial markets and expectations of a contraction in the U.S. economy. Volatility in the financial markets was fueled by the ongoing effects of the credit crisis and the resultant decrease in credit availability. Expectations for a contraction in the U.S. economy were in part due to a precipitous drop in household net worth and its direct impact on consumer spending. As a result, the credit sensitive sectors of the bond market, including the DUC Fund, posted weak returns as many investors sought refuge from market volatility through the purchase of U.S. Treasuries. Over the same time period, the equity markets seemingly went into a “freefall”.

The following table compares the performance of the DUC Fund to various market benchmarks.

For the period indicated through December 31, 2008	DUC Fund (Per share performance with dividends reinvested in Fund plan)	DUC Fund (NAV-based performance)	Barclays Capital U.S. Aggregate Bond Index	Dow Jones Industrial Index (dividends reinvested)	S&P 500 Index (dividends reinvested)

Six Months	(1.46%)	(4.97%)	4.07%	(21.42%)	(28.48%)
One Year	5.30%	(2.11%)	5.24%	(31.93%)	(37.00%)
5 Years (annualized)	(0.62%)	1.94%	4.65%	(1.12%)	(2.19%)

Performance returns for the Dow Jones Industrial Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index were obtained from Confluence Technologies Inc. DUC Fund per share-based returns and DUC Fund NAV-based returns were obtained from the Administrator of the DUC Fund. Past performance is not indicative of future results.

Based on the December 31, 2008 closing price of $10.11 and a monthly dividend of $0.065 per share, the DUC Fund common stock had an annualized dividend yield of 7.71%. The DUC Fund’s yield of 7.71% compares favorably with the 3.05% dividend yield of the S&P 500 Index and the 3.99% yield of the Barclays Capital U.S. Aggregate Bond Index.

At its regular meeting held on February 17, 2009, the Board of Directors of the DUC Fund determined that the monthly dividends for April, May and June would be in the amount of $0.07 per share. The $0.07 per share dividend rate represents an increase of $0.005 per share from the DUC Fund’s previous monthly distribution rate. This increase in the dividend rate is intended to better align the DUC Fund’s monthly distribution with its current and projected earnings and is subject to re-evaluation as the interest rate and credit environment changes.

Market Overview And Outlook

After a moderate expansion in the first half of the year, growth in U.S. gross domestic product slowed dramatically during the second half of 2008. A large drop in household net worth caused by a precipitous decline in the equity markets and a drop in real estate prices hampered consumer spending. A deteriorating employment outlook further added to a decline in sentiment. Although a drop in the cost of energy was an offsetting factor, it did not stem a decline in consumer confidence. Banks and other lenders, still reeling from deteriorating asset quality and subsequent write-downs, further restricted the availability of credit. Corporate profitability came under pressure due to increased financing costs and a limited ability to raise prices. Unlike the past few years, when solid global growth was available to offset a slowdown in the U.S. economy, many foreign economies have moved closer to recession and growth in the developing world has slowed. Among the watershed events of the year were the collapse or near collapse of a handful of storied investment banks and the conservatorship of two prominent U.S. government sponsored agencies. As a result, risk premiums reached unprecedented levels.

In an effort to support the financial markets and stimulate the U.S. economy, the Federal Open Market Committee (“FOMC”) continued on a course of reducing the target federal funds rate that began in late 2007. During 2008 the FOMC lowered the target federal funds rate seven times. The last reduction came in December and brought the federal funds rate down to a “target range” of between zero and 0.25%. In light of the extreme credit conditions, the Federal Reserve affirmed its commitment to use its balance sheet to support the credit markets and economic activity, citing that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability”. In addition to traditional fiscal stimulus, the U.S. government turned to non-traditional means in an attempt to stabilize the banking industry and spur consumer and corporate lending.

As the target federal funds rate was being reduced, the U.S. Treasury yield curve shifted downward while remaining positively sloped (i.e., long-term rates higher than short-term rates). During the second half of 2008, yields decreased by 185 basis points on two-year maturities, by 176 basis points on ten-year maturities and by 185 basis points on thirty-year maturities. Driving the U.S. Treasury yield curve lower was a “flight to quality” that led many investors to seek refuge in the relative safety of the U.S. Treasury market. At the same time, the more credit sensitive areas of the bond market were influenced by expectations for further erosion in fundamentals as valuations declined and risk premiums increased. As a result, the broader fixed income markets posted solid returns for the second half of 2008 while the returns on credit sensitive investments were often negative.

Looking ahead to the first half of 2009, the U.S. economy is expected to contract further. Rising unemployment and shrinking household net worth due to further declines in home prices and falling equity markets are likely to depress consumer spending. In order to address a reduction in consumer demand, businesses are expected to reduce production and employment. In addition to problems at home, a slowdown in the global economy will further restrain U.S. economic growth. With regard to the credit markets, many of the problems that weighed on the market in 2008 are expected to continue in 2009. With the federal funds target rate having been slashed to effectively zero, the FOMC has recently acknowledged that “the committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time”. In the near term, volatility in the financial markets is expected to remain high as the impact of further write-downs works its way through the financial system. Longer term, aggressive monetary policy could set the stage for rising inflation expectations and upward pressure on long-term interest rates. Under this scenario, the returns of leveraged bond funds would be restrained by both negative pressure on bond valuations due to increased volatility and the potential for a rise in long-term interest rates.

About Your Fund

The use of leverage enables the DUC Fund to borrow at short-term rates and invest at long-term rates. As of December 31, 2008, the DUC Fund’s leverage consists of Auction Market Preferred Shares (“AMPS”) in the amount of $190 million. On that date, the amount of leverage represented by the AMPS constituted approximately 39.8% of the DUC Fund’s total assets. The amount and type of leverage used is determined by the Board of Directors based on the DUC Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the DUC Fund’s net asset value and the market value of its common stock. Since the costs associated with discontinuing or initiating a leverage program based on short-term trends can be substantial, the Board takes a longer-term view when evaluating the merits of using leverage. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) fosters an environment in which leverage can add incremental income. However, there is no assurance that this will continue to be the case in the future. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the DUC Fund could potentially be modified or eliminated.

In February of 2008, disruptions in the short-term fixed income market resulted in failures in the periodic auction of preferred shares issued by many closed-end funds, including the AMPS issued by the DUC Fund. An auction fails when there are insufficient clearing bids to purchase all the shares that current holders wish to sell. A failed auction is not an event of default on the part of the issuer and does not impair the issuer’s ability to pay timely dividends to preferred shareholders. A failed auction means that the current holders retain their shares until the next periodic auction and the dividend rate for the next dividend period is automatically set to the maximum rate permitted. One implication of the auction failures for common shareholders of the DUC Fund is that the cost of financing the leverage likely will be higher than it would have been if the rate was determined through a successful auction. This means that earnings available for common shareholders likely will be marginally lower as a result of the failed auctions.

On December 15, 2008 a special meeting of the Board of Directors of the DUC Fund was held. At the meeting the directors received an update on the AMPS market from the DUC Fund’s management and legal counsel. Management reported to the Board that the closed-end fund auction failures that began in February of 2008 continued to grip the market, including the outstanding preferred shares of the DUC Fund. Management stated that the pricing and availability of credit to closed-end funds for the purpose of retiring preferred stock had improved but remained challenging. Management made a recommendation to the Board seeking authorization for the DUC Fund to obtain a committed credit facility from a commercial bank in order to provide up to $190 million of liquidity for the Fund to retire shares of its preferred stock and substitute debt leverage for the preferred stock. The recommendation was approved by the Board, subject to receiving approval from the rating agencies that rate the Fund’s preferred stock. Management anticipates beginning the process of retiring preferred shares during the first quarter of 2009. The exact timing of share redemption is uncertain and it is unlikely that all of the DUC Fund’s preferred stock outstanding will be retired in the near future. The DUC Fund will issue press releases and/or make postings to its website with complete details when available.

In December of 2008, the DUC Fund filed an application with the Securities and Exchange Commission (the “SEC”) seeking a temporary exemption from certain provisions of the Investment Company Act of 1940. If granted, the required asset coverage applicable to senior debt of the DUC Fund would be reduced from 300% to 200% during a two-year transition period. The exemption would allow the DUC Fund to refinance all of its outstanding AMPS, by issuing or incurring a comparable amount of debt, if and when such alternative financing becomes available. At the regular meeting of the Board of Directors in February of 2009, the Board accepted management’s proposal to ask shareholders to approve an amendment to the DUC Fund’s fundamental investment restriction relating to borrowing (which effectively requires a 300% asset coverage) to allow the DUC Fund to borrow money to the full extent permitted by the Investment Company Act of 1940 and related SEC rules and interpretations. The DUC Fund expects to seek shareholder approval at the annual shareholder meeting in May.

The DUC Fund has no direct investments in sub-prime loans or structured investment vehicles (“SIVs”) and does not currently use any derivatives. Additionally, the portfolio has no exposure to financial intermediaries that focus exclusively on either the sub-prime industry or SIVs. The DUC Fund’s exposure is indirect and is limited to financial institutions with diversified revenue streams. However, due to the inherent interconnectivity of today’s financial intermediaries, corporate bond investors are faced with the daunting task of identifying and quantifying counterparty risk that is often the result of derivatives positions amongst both financial and non-financial companies. In addition, potential government intervention may introduce additional uncertainty into the capital structure of various financial intermediaries. In normal market conditions, at least 80% of the DUC Fund’s total assets must be invested in Utility and Corporate Bonds, and at least 25% of the DUC Fund’s total assets must be invested in Utility Income Securities. Due to this mandated exposure, any disruptions in the broader credit market could materially and adversely impact the valuation of the investments held in the DUC Fund. Although it is impossible for the DUC Fund to be completely insulated from turmoil in the financial markets, management believes that the diversification of the portfolio across sectors and issuers should serve to limit volatility to some degree.

The DUC Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year net investment income. At times a portion of the monthly distribution could be derived from realized capital gains and to the extent necessary, paid-in-capital, in which case the DUC Fund is required to inform shareholders of the sources of the distribution based on U.S. generally accepted accounting principles (“GAAP”). A return of capital distribution does not necessarily reflect the DUC Fund’s investment performance and should not be confused with “yield” or “income”. Based on GAAP, for the twelve month period ended December 31, 2008, 81% of the total distributions were attributable to current year net investment income and 19% was in excess of current year net investment income and was therefore attributable to paid-in-capital. The characterization of the distributions for GAAP purposes and federal income tax purposes may differ, primarily because of a difference in the tax and GAAP accounting treatment of amortization for premiums on fixed income securities. As of the date of this letter, for federal income tax purposes, the DUC Fund estimates that its current year distributions will be derived entirely from net investment income. In January 2009, a Form 1099-DIV was sent to shareholders which stated the amount and tax characterization of the DUC Fund’s 2008 distributions.

About Your Adviser

In 1995, the DUC Fund’s investment adviser, Duff & Phelps Investment Management Co., became a subsidiary of Phoenix Investment Partners, Ltd. (“PXP”), which was a subsidiary of the Phoenix Companies, Inc. (“PNX”). Effective October 1, 2008, PXP was renamed Virtus Investment Partners, Inc. (“Virtus”), and on December 31, 2008, Virtus was spun-off of by PNX to its shareholders. Virtus is now a public company and its stock is traded on NASDAQ (ticker symbol: VRTS).

Dividend Reinvestment and Cash Purchase Plan and Direct Deposit

To those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the “Plan”) available to all registered shareholders of the DUC Fund. Under the Plan, the DUC Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the DUC Fund. Also, the cash purchase option permits participants to purchase shares in the open market through the Plan Agent. Additional information about the Plan is available from the Plan Agent, The Bank of New York Mellon Corporation, at 1-866-221-1681, or for more details, please refer to page 17.

For those shareholders receiving dividend checks, you may want to consider having your monthly dividends deposited, free of charge, directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Additional information about direct deposit is available from The Bank of New York Mellon Corporation, at 1-866-221-1681.

For more information about the DUC Fund, shareholders can access via www.dpimc.com.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	Director, President & CEO

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Portfolio of Investments

December 31, 2008

Principal Amount (000)		Description	Value (Note 1)

		LONG-TERM INVESTMENTS—156.0%
		U.S. Government and Agency Obligations—6.1%
		Federal National Mortgage Association,
$10,000		7.25%, 1/15/10	$10,680,320
5,000		6.00%, 5/15/11	5,529,505
261		8.00%, 10/01/30	276,866
962		7.00%, 12/01/31	1,018,045
		Government National Mortgage Association Pass-Through Certificates,
14		7.00%, 3/15/26 .	15,325
92		8.00%, 11/15/30	98,153
34		8.00%, 2/15/31	36,817

		Total U.S. Government and Agency Obligations (Cost $17,046,930)	17,655,031

		Corporate Bonds—144.2%
		Financial—32.4%
		Bank United,
4,910	(a)	8.00%, 3/15/09	2,455
		Bear Stearns & Co. Inc.,
7,000		7.625%, 12/07/09	7,141,638
		Boeing Capital Corp.,
7,000		6.50%, 2/15/12	7,159,523
		CPG Partners L.P.,
2,900		8.25%, 2/01/11	2,542,830
		Duke Realty Corp, L.P.,
6,000		6.80%, 2/12/09	5,914,434
		ERP Operating Limited Partnership,
5,000		6.625%, 3/15/12	4,111,135
		Firstar Bank, N.A.,
7,000		7.125%, 12/01/09	7,071,603
		Household Finance Corp.,
10,000		8.00%, 7/15/10	10,169,920
		JPMorgan Chase & Co.,
10,000		7.875%, 6/15/10	10,312,140
		Keybank, N.A.,
3,200		7.30%, 5/01/11	3,080,966
		Mack-Cali Realty, L.P.,
7,000		7.75%, 2/15/11	6,199,529
		Merrill Lynch & Co.,
5,000		6.50%, 7/15/18	5,057,070
5,000		6.875%, 11/15/18	5,211,440
		NationsBank Capital Trust IV,
10,000		8.25%, 4/15/27	8,290,050

Principal Amount (000)		Description	Value (Note 1)

		PNC Funding Corp.,
$6,000		7.50%, 11/01/09	$5,992,674
		Simon Property Group, L.P.,
5,000		7.00%, 7/15/09	4,873,635

			93,131,042

		Industrial—30.3%
		Archer-Daniels-Midland Company,
4,000		7.125%, 3/01/13	4,365,692
		Coca-Cola Enterprises, Inc.,
5,000		8.50%, 2/01/12	5,440,425
		DaimlerChrysler NA Holdings,
10,000		7.20%, 9/01/09	9,703,820
		Dow Chemical Company,
7,000		9.00%, 4/01/21	7,791,126
		Potash Corporation of Saskatchewan, Inc.,
8,578		7.75%, 5/31/11	8,938,851
		Sun Company, Inc.,
5,000		9.00%, 11/01/24	5,092,880
		Tele-Communications, Inc.,
5,275		10.125%, 4/15/22	6,377,733
3,200		9.875%, 6/15/22	3,807,635
		Time Warner Entertainment Company, L.P.,
5,000		8.875%, 10/01/12	5,046,415
		Time Warner, Inc.,
5,000		9.15%, 2/01/23	5,343,245
		Union Pacific Corp.,
9,258		7.375%, 9/15/09	9,305,123
		USX Corporation,
10,000		9.125%, 1/15/13	10,671,000
		Wal-Mart Stores, Inc.,
5,000		6.875%, 8/10/09	5,150,560

			87,034,505

		Telephone—21.2%
		British Telecommunications PLC,
7,000	(b)	8.125%, 12/15/10	7,204,078
		Deutsche Telekom International Finance,
12,000	(b)	8.00%, 6/15/10	12,365,052
		France Telecom SA,
5,000	(b)	7.75%, 3/01/11	5,264,125
		Koninklijke (Royal) KPN NV,
5,000		8.00%, 10/01/10	5,048,030
		New Cingular Wireless Services, Inc.,
10,000		8.125%, 5/01/12	10,731,490
		New York Telephone Co.,
5,000		8.625%, 11/15/10	5,201,195

See Notes to Financial Statements.

Principal Amount (000)	Description	Value (Note 1)

	Sprint Corp.,
$10,125	9.25%, 4/15/22	$7,301,836
	Verizon Global Funding Corp.,
7,500	7.375%, 9/01/12	7,852,433

		60,968,239

	Utilities—60.3%
	AGL Capital Corp.,
10,000	7.125%, 1/14/11	10,143,470
	CalEnergy Company, Inc.,
10,000	8.48%, 9/15/28	10,716,620
	CenterPoint Energy Resources Corp.,
10,000	7.75%, 2/15/11	9,576,000
	Cleveland Electric Illumination Co.,
5,923	8.875%, 11/15/18	6,450,100
	Duke Energy Corporation,
10,000	7.375%, 3/01/10	10,308,480
	FPL Group Capital, Inc.,
5,050	7.375%, 6/01/09	5,112,110
	Hydro-Quebec,
10,000	7.50%, 4/01/16	12,738,700
	Illinois Power Co.,
8,485	7.50%, 6/15/09	8,518,957
	KeySpan Gas East Corporation,
10,088	7.875%, 2/01/10	10,376,416
	NSTAR,
7,020	8.00%, 2/15/10	7,214,033
	ONEOK Partners, L.P.,
6,040	8.875%, 6/15/10	6,172,518
	Progress Energy, Inc.,
6,000	7.10%, 3/01/11	5,949,690
	PSE&G Power, LLC.,
7,195	7.75%, 4/15/11	7,190,467
	Sempra Energy,
10,000	7.95%, 3/01/10	10,108,740
	South Carolina Electric & Gas Co.,
6,000	6.125%, 3/01/09	6,003,792
2,685	6.50%, 11/01/18	3,010,892
	Southern California Edison Company,
5,512	7.625%, 1/15/10	5,641,471
	Spectra Energy Capital LLC.,
10,000	7.50%, 10/01/09	9,920,110
	Trans-Canada Pipelines Limited,
10,000	9.875%, 1/01/21	11,374,050
	Wisconsin Energy Corp.,
6,000	6.50%, 4/01/11	6,210,438
	Xcel Energy, Inc.,
10,131	7.00%, 12/01/10	10,449,427

		173,186,481

	Total Corporate Bonds (Cost $434,994,142)	414,320,267

See Notes to Financial Statements.

Principal Amount (000)	Description	Value (Note 1)

	Asset-Backed Securities—1.8%
	Detroit Edison Securitization Funding LLC 2001-1 A6,
$5,000	6.62%, 3/01/16	$5,044,902

	Total Asset-Backed Securities (Cost $5,925,000)	5,044,902

Shares
	Non-Convertible Preferred Stock—3.9%
	Financial—3.9%
	Duke Realty Corp., Series M,
100,000	6.95%	1,090,000
	Duke Realty Corp., Series N,
100,000	7.25%	1,072,000
	Kimco Realty Corp., Series G,
100,000	7.75%	1,800,000
	Public Storage, Inc., Series I,
120,000	7.25%	2,646,000
	Realty Income Corp., Series D,
100,000	7.375%	1,908,000
	UDR, Inc., Series G,
100,000	6.75%	1,800,000
	Vornado Realty Trust, Series I,
50,000	6.625%	963,500

	Total Non-Convertible Preferred Stock (Cost $16,713,000)	11,279,500

	Total Long-Term Investments (Cost $474,679,072)	448,299,700

	Total Investments—156.0% (Cost $474,679,072)	448,299,700
	Other Assets in Excess of Liabilities—10.1%	29,126,395
	Liquidation Value of Preferred Shares—(66.1)%	(190,000,000)

	Net Assets Applicable to Common Stock—100%	$287,426,095

(a)	Security is in default and is non-income producing.
(b)	Security’s original coupon rate is shown. Coupon rate subject to change if security’s rating is upgraded or downgraded by Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.

Notes

The Fund implemented Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to classify fair value measurements for disclosure purposes. The three tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments as of December 31, 2008.

Level 1—$ 11,279,500

Level 2—$437,020,200

Total—    $448,299,700

Summary of Ratings as a Percentage of Long-Term Investments

as of December 31, 2008

(Unaudited)

Rating *	%
AAA	5.1
AA	5.0
A	37.7
BBB	49.7
BB and Below	2.5

100.0

*	Based on the lowest rating of Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Assets and Liabilities

December 31, 2008

Assets

Investments, at value (cost $474,679,072)	$448,299,700

Cash	20,509,202

Interest receivable	8,991,605

Dividends receivable	84,505

Other assets (Note 7)	48,739

Total assets	477,933,751

Liabilities

Investment advisory fee payable (Note 2)	211,794

Dividends payable on common shares	40,767

Administrative fee payable (Note 2)	37,844

Dividends payable on Auction Market Preferred Shares	33,258

Deferred compensation payable (Note 7)	24,480

Accrued expenses	159,513

Total liabilities	507,656

Auction Market Preferred Shares, 7,600 shares issued and outstanding, liquidation preference $25,000 per share (Note 6)	190,000,000

Net Assets Applicable to Common Stock	$287,426,095

Capital

Common stock, $.01 par value, 599,992,400 shares authorized, 27,084,313 shares issued and outstanding (Note 5)	$270,843

Additional paid-in capital	367,612,092

Distributions in excess of net investment income	(18,258,292)

Accumulated net realized loss on investment transactions	(35,819,176)

Net unrealized depreciation on investments	(26,379,372)

Net Assets Applicable to Common Stock	$287,426,095

Net asset value per share of common stock: ($287,426,095 ÷ 27,084,313 shares of common stock issued and outstanding)	$10.61

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Operations

For the Year Ended December 31, 2008

Investment Income

Interest income	$26,075,364

Dividend income	888,361

Total Investment income	26,963,725

Expenses

Investment advisory fees (Note 2)	2,483,802

Commissions expense—Auction Market Preferred Shares	480,938

Administrative fees (Note 2)	460,158

Directors' fees and expenses	260,937

Professional fees	193,591

Leverage fees and expenses	88,999

Reports to shareholders	84,607

Custodian fees and expenses	50,576

Transfer agent fees and expenses	42,948

Registration fees	23,922

Other	39,246

Total expenses	4,209,724

Net investment income	22,754,001

Realized and Unrealized Gain /(Loss) on Investments

Net realized gain on investment transactions	8,408,055

Net change in unrealized appreciation/depreciation on investments	(30,752,274)

Net realized and unrealized loss on investments	(22,344,219)

Dividends and Distributions on Auction Market Preferred Shares from Net Investment Income	(7,390,987)

Net Decrease in Net Assets Applicable to Common Stock Resulting from Operations	$(6,981,205)

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Changes in Net Assets

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

Operations

Net investment income	$22,754,001	$25,117,504

Net realized gain/(loss) on investment transactions	8,408,055	(2,506,618)

Net change in unrealized appreciation/depreciation on investments	(30,752,274)	144,995

Dividends and distributions on Auction Market Preferred Shares from net investment income	(7,390,987)	(10,269,256)

Net increase/(decrease) in net assets resulting from operations	(6,981,205)	12,486,625

Dividends and Distributions on Common Stock from and in excess of net investment income	(21,119,409)	(21,119,428)

Capital Stock Transactions

Reinvestment of dividends resulting in the issuance of 8,152 shares and 0 shares of common stock, respectively	88,042	—

Offering costs—Auction Market Preferred Shares	—	15,845

Net increase in net assets resulting from capital stock transactions	88,042	15,845

Total decrease in net assets	(28,012,572)	(8,616,958)

Net Assets

Beginning of year	315,438,667	324,055,625

End of year(a)	$287,426,095	$315,438,667

(a) includes distributions in excess of net investment income of	$(18,258,292)	$(14,909,202)

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Financial Highlights

	For the Year Ended December 31,
PER SHARE OPERATING PERFORMANCE	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.65	$11.97	$12.50	$13.51	$13.85

Net investment income(1)	0.84	0.93	0.71	0.73	0.86
Net realized and unrealized loss on investments transactions	(0.83)	(0.09)	(0.25)	(0.72)	(0.18)
Dividends and distributions on Auction Market Preferred Shares from net investment income	(0.27)	(0.38)	(0.07)	—	—

Net increase from investment operations	(0.26)	0.46	0.39	0.01	0.68

Dividends and distributions on common stock from and in excess of net investment income	(0.78)	(0.78)	(0.84)	(1.02)	(1.02)

Offering costs—Auction Market Preferred Shares	—	—	(0.08)	—	—

Net asset value, end of year	$10.61	$11.65	$11.97	$12.50	$13.51

Per share market value, end of year	$10.11	$10.32	$11.62	$13.10	$14.69

TOTAL INVESTMENT RETURN ON COMMON STOCK(2)	5.30%	(4.71)%	(4.82)%	(3.84)%	5.55%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK(3)
Total expenses	1.37%	1.34%	2.98%	2.55%	1.78%
Operating expenses(4)	1.37%	1.34%	1.12%	1.05%	1.06%
Net investment income(5)	7.42%	7.88%	5.87%	5.64%	6.34%
SUPPLEMENTAL DATA
Portfolio turnover	12%	19%	15%	15%	17%
Net assets applicable to common stock, end of year (000)	$287,426	$315,439	$324,056	$337,952	$362,600
Preferred stock outstanding (000)	$190,000	$190,000	$190,000	$—	$—
Asset coverage per share of preferred stock, end of the year	$62,819	$66,505	$67,639	$—	$—
COMMERCIAL PAPER INFORMATION
Aggregate amount outstanding at end of year (000)	$—	$—	$—	$143,000	$143,000
Average daily amortized cost of commercial paper outstanding (000)	$—	$—	$—	$142,295	$142,557
Asset coverage per $1,000 at end of year	$—	$—	$—	$3,363	$3,537

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.
(3)	As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(4)	Ratio from 2004 through 2006 excluded interest and other commercial paper expenses. Commercial paper program was terminated on October 25, 2006. Ratio at December 31, 2008 includes Commissions expense—Auction Market Preferred Shares.
(5)	Ratios do not reflect dividends paid on the preferred stock. Accordingly, the ratio of net investment income after preferred stock dividends to average net assets to common stock is 5.01%, 4.66%, 5.31%, 5.64% and 6.34%, respectively.

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Notes to Financial Statements

December 31, 2008

Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) was incorporated in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

The Fund’s investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less at date of purchase are valued on an amortized cost basis, which approximates market value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net taxable income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2008 are subject to such review.

Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions on preferred shares are accrued on a daily basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. At this time, Management does not believe the adoption of FAS 161 will impact the financial statement amounts; however additional footnote disclosure may be required about the use of derivative instruments and hedging items.

Reclassification of Capital Accounts: U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the year ended December 31, 2008, $2,407,305 has been reclassified between accumulated net realized loss on investment transactions and distributions in excess of net investment income as a result of permanent differences attributable to amortization methods on fixed income securities and accounting for prepayments on mortgage-backed securities. These reclassifications had no effect on net assets or net asset value per share.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Virtus Investment Partners Inc. (“Virtus”), (formerly Phoenix Investment Partners, Ltd.) and an Administration Agreement with Princeton Administrators, LLC (“Princeton”).

The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Princeton is computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage), subject to a monthly minimum of $12,500.

Pursuant to the Advisory Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Pursuant to the Administration Agreement, Princeton provides administration services that include oversight of the Fund’s books and records and preparation of financial statements and other regulatory filings. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities Purchases and sales of investment securities, other than U.S. Government securities and short-term investments, for the year ended December 31,

2008 aggregated $43,685,373 and $34,639,154, respectively. For the year ended December 31, 2008, the Fund had purchases and sales of $15,863,850 and $20,635,000, respectively, of U.S. Government securities.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of December 31, 2008 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$497,502,900	$1,002,020	$50,205,220	$49,203,200

Note 4. Distributions to Stockholders	The tax character of distributions paid during the fiscal years ended December 31, 2008 and 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$28,510,396	$31,388,684

Total taxable distributions*	$28,510,396	$31,388,684

*	The distributions presented above include distributions payable to preferred shareholders at December 31, 2008 and 2007.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$4,565,536

Total undistributed earnings	4,565,536
Capital loss carryforward	(35,819,176	)*
Unrealized gains/(losses)—net	(49,203,200	)**

Total accumulated earnings/(losses)	$(80,456,840)

*	On December 31, 2008, the Fund had a net capital loss carryforward of $35,819,176, of which $11,512,356 expires in 2011, $3,731,126 expires in 2012, $3,265,594 expires in 2013, $4,213,979 expires in 2014 and $13,096,121 expires in 2015. This amount will be available to offset amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Note 5. Capital

There are 600 million shares of stock, $0.01 par value per share, authorized. For the years ended December 31, 2008 and 2007, there were 8,152 and 0 shares of common stock issued, respectively, in connection with the reinvestment of dividends.

Note 6. Auction Market Preferred Shares

The Fund’s Charter grants the authority to the Board of Directors to authorize the creation and issuance of one or more series of preferred stock out of the authorized and unissued stock of the Fund. Accordingly, on October 25, 2006, the Fund issued 7,600 shares of Auction Market Preferred Shares (“AMPS”) in two series of 3,800 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the AMPS were recorded as a reduction of paid-in capital on common stock. Dividends on shares of AMPS are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 1.51% to 6.01% for the year ended December 31, 2008.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The AMPS are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to a mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of AMPS have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common stock as a single class. However, holders of AMPS, voting separately as a class, are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Since February 2008, the AMPS market has been ineffective at matching buyers with sellers. This has impacted the Fund’s AMPS. The AMPS dividend rate was reset to the maximum applicable rate which ranged from 1.51% to 6.01% between February 14, 2008 and the date of this report. A failed auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its AMPS. Dislocations in the auction rate securities markets have triggered numerous failed auctions for many closed-end funds. A failed auction occurs when there are more sellers of AMPS than buyers. It is impossible to predict how long this imbalance will last. A successful auction of the Fund’s AMPS may not occur for a long period of time, if ever. Even if the AMPS market becomes more liquid, the holders of the Fund’s AMPS may not have the amount of liquidity they desire or the ability to sell the AMPS at par.

Note 7. Deferred Compensation Plan

Effective on January 1, 2000, the Fund established a deferred compensation program for its independent directors. Any director who was not an “interested person” of the Fund and who elected to participate in the program (a “participating director”) was eligible to defer receipt of all or a portion of his or her compensation from the Fund. Any amounts deferred by a participating director were credited to a deferred compensation ledger account (a “deferral account”) established for such director. From January 1, 2000 through December 31, 2004, the deferred compensation program was administered by the Fund’s transfer agent on behalf of the Fund, and all amounts credited to each participating director’s deferral account were deemed to be invested in common stock of the Fund. Participating directors do not have an ownership interest in those shares. Effective on January 1, 2005, administration of new contributions under the deferred compensation program was transferred to Fidelity Investments. The Fidelity Investments program gave participating directors the ability to allocate amounts in their deferral accounts among various investment options. The acceptance of new contributions under the Fund’s deferred compensation program was discontinued, effective on December 31, 2006. However, the obligation to make payouts to directors with respect to compensation deferred between January 1, 2000 and December 31, 2006 remains a general obligation of the Fund. For this reason, the Fund’s Statement of Assets and Liabilities at December 31, 2008 includes “Deferred compensation payable” in the amount of $24,480, and the $24,480 in deferred compensation investments that support that obligation are included in “Other assets.”

Note 8. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

Note 9. Other Matters

On February 21, 2008, the Fund recorded a $7.2 million gain upon receiving that amount from the WorldCom Litigation Trust (a settlement fund created in response to class action lawsuits that were filed subsequent to the bankruptcy of WorldCom Inc.), representing its final and complete share of distributions expected from that trust. In February, the Fund also received $950,000 from the Adviser, representing the amount that the Fund could have received from the WorldCom Victim Trust (a settlement fund created in response to the SEC’s litigation on behalf of WorldCom investors) and other related expenses incurred by the Fund.

Note 10. Subsequent Events

Subsequent to December 31, 2008, dividends declared and paid on preferred stock totaled $376,846 through February 13, 2009. On January 2, 2009, the Board of Directors of the Fund declared a dividend of $0.065 per share of common stock payable on January 30, 2009 to shareholders of record on January 15, 2009. On February 2, 2009 the Board of Directors of the Fund declared a dividend of $0.065 per share of common stock payable on February 27, 2009 to shareholders of record on February 13, 2009.

Subsequent to December 31, 2008, the Fund’s Board of Directors authorized the Fund, subject to approval from the rating agencies that rate the Fund’s preferred stock, to enter into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $190,000,000. The purpose of the Facility is to enable the Fund to retire its outstanding preferred stock. Borrowings under the Facility will be collateralized by assets of the Fund. Interest will be charged at quarterly LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate on the amount borrowed and a percentage rate on the undrawn balance. The Bank will have the ability to require repayment of the Facility upon six months notice or following an event of default. The Fund will pay a one time arrangement fee based on a percentage of the total borrowing limit. The Bank will have the ability to borrow the securities used to collateralize the Facility, subject to certain conditions (“Hypothecated Securities”). The Fund will be entitled to receive a fee from the Bank in connection with the borrowing of Hypothecated Securities. The Fund can recall any Hypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such Hypothecated Securities against any amounts owed to the Bank under the Facility.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

of Duff & Phelps Utility and Corporate Bond Trust Inc.

We have audited the accompanying statement of assets and liabilities of Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2008, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utility and Corporate Bond Trust Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 17, 2009

FEDERAL INCOME TAX INFORMATION (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the year ended December 31, 2008 by:

Interest-Related Dividends for Non-U.S. Residents	84.47%*
Federal Obligation Interest	3.02%**

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations under 871(k)(1) of the Internal Revenue Code.
**	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s Directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. During the month of November 2008, assisted by the advice of independent legal counsel, the Board conducted its annual review of the terms of the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the Directors considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made on behalf of the Independent Directors by legal counsel to the Independent Directors. Based on that review, at a meeting held on November 6, 2008, the Board, including the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year term ending November 30, 2009. In making its determination that such continuation was in the best interests of the Fund and its shareholders, the Board took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Board, and the conclusions reached with respect to each, were the following:

Nature, extent, and quality of services. The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Board with a copy of its most recent investment adviser registration form (“Form ADV”). In evaluating the quality of the Adviser’s services, the Board considered the investment experience and length of service of the individual portfolio managers who provide services to the Fund. The Board noted the various complexities involved in the operations of the Fund, such as the use of leverage—historically in the form of the Fund’s commercial paper program and henceforth in the form of the Fund’s newly issued auction market preferred shares. The Board also took into account its evaluation, conducted earlier in the year, of the Adviser’s compliance program, code of ethics and conflict of interest policies. In light of the foregoing, the Board concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Board with performance information for the Fund for various periods, measured against two benchmarks: the Lipper General Bond Funds Average (the Fund’s Lipper category) and the Barclays Capital U.S. Credit Index (a subset of the Barclays Capital U.S. Aggregate Bond Index). The Board noted that the Fund’s performance generally compared favorably with the benchmarks.

Costs of services and profits realized. The Board considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from their relationship with the Fund. To facilitate the Board’s analysis, the Adviser furnished the Board with information from Lipper Analytical Services Inc., an independent provider of investment company data, comparing the Fund’s advisory and other expenses to the similar expenses of other leveraged debt funds. The comparative data indicated that the Fund’s advisory fees did not differ significantly from the median of similar fees incurred by other leveraged debt funds.

Included in the Adviser’s Form ADV furnished to the Board was comparative information from the Adviser with respect to the fees it charges to its investment advisory clients other than the Fund. However, the Board concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful.

The Adviser also furnished the Board with copies of its financial statements. In reviewing those financial statements, the Board examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Board considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality services to the Fund. The Board concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Board considered whether the Fund has appropriately benefited from any economies of scale. The Board concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. However, the Board encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Indirect benefits. The Board considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Fund does not generate soft dollars. The Board also noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Common shareholders are automatically enrolled in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York Mellon Corporation (the “Plan Agent”) in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash via direct deposit or paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if (2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to plan participants.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently a base fee of $5.00 plus $.04 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days’ written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling (866)-221-1681.

ADDITIONAL INFORMATION (Unaudited)

Since January 1, 2008: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase shares of its stock in the open market.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling the Adviser toll-free at (800) 338-8214 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Form N-Q is also available, without charge, upon request, by calling the Adviser toll-free at (800) 338-8214.

ANNUAL CERTIFICATIONS (Unaudited)

In June 2008, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

PRIVACY PRINCIPLES OF THE FUND (Unaudited)

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser, administrator and their respective affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DIRECTORS OF THE FUND (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Virtus Investment Partners, Inc. (“Virtus”) (formerly known as Phoenix Investment Partners, Ltd. (“PXP”)) or its affiliates.

Independent Directors
Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Francis E. Jeffries c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 78	Director and Chairman of the Board	Term expires in 2009; Director since 1992	Chairman of the Board of DTF Tax-Free Income Inc. (“DTF”) since September 1991 (President of the Fund and DTF, January 2000-February 2004); Chairman of the Board of DNP Select Income Fund Inc. (“DNP”) since May 2005 (Vice Chairman, April 2004-May 2005); Chairman of the Board of PXP, November 1995-May 1997; Chairman and Chief Executive Officer, Duff & Phelps Corporation, June 1993-November 1995 (President and Chief Executive Officer, January 1992-June 1993); Chairman of the Board of Duff & Phelps Investment Management Co. 1988-1993	3

Nancy Lampton(1) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 66	Director and Vice Chairman of the Board	Term expires in 2009; Director since 2005	Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	3	Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, Thorium Power, Inc. (designer of non-proliferative fuel for nuclear energy needs)

Philip R McLoughlin c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 62	Director	Term expires in 2010; Director since 1996	Partner, CrossPond Partners LLC (investment management consultant) since 2006. Retired investment management executive since 2004. Consultant to PXP, 2002-2004; Chief Executive Officer of PXP, 1995-2002 (Chairman 1997-2002, Director 1995-2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. 1989-2002	69	Director, Argo Group International Holdings, Ltd. (insurance holding company) and The World Trust Fund (investment trust)

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Geraldine M. McNamara c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 57	Director	Term expires in 2011; Director since 2003	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	51

Eileen A. Moran c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 54	Director	Term expires in 2010; Director since 1996	Senior Vice President for Strategic Initiatives, PSEG Services Corporation since January 2008; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) since 1990	3

Christian H. Poindexter c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 70	Director	Term expires in 2011; Director since 2008	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002-March 2003; Chairman of the Board, April 1999-July 2002; Chief Executive Officer, April 1999-October 2001; President, April 1999-October 2000) Chairman, Baltimore Gas and Electric Company, January 1993-July 2002 (Chief Executive Officer January 1993-July 2000; President, March 1998-October 2000; Director, 1988-2003	3	Director, The Baltimore Life Insurance Company

Carl F. Pollard(1) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 70	Director	Term expires in 2011; Director since 2006	Owner, Hermitage Farm L.L.C. (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	3	Chairman of the Board and Director, Churchill Downs Incorporated

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
David J. Vitale c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 62	Director	Term expires in 2009; Director since 2005	Private Investor since December 2008; Senior Advisor to the CEO, Chicago Public Schools April 2007-December 2008; Chief Administrative Officer, Chicago Public Schools April 2003-April 2007; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Retired executive 1999-2001; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	3	Director, UAL Corporation (airline holding company), ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC, Ark Investment Corp. and Wheels, Inc. (automobile fleet management)
Interested Director
Nathan I. Partain(2) Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 52	Director, President and Chief Executive Officer	Term expires in 2010; Director since 2007	President and Chief Executive Officer of the Fund and DTF since February 2004; President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President 1997-2005); President and Chief Executive Officer of DNP since February 2001 (Chief Investment Officer since January 1998; Executive Vice President, April 1998-February 2001; Senior Vice President January 1997-April 1998); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993)	3	Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing, health services, food ingredient processing and other business operations sectors)

(1) Elected to his or her position on the board by the holders of the preferred stock, voting as a separate class.

(2) Mr. Partain is an Interested Director because he is an officer and employee of the Adviser.

MANAGEMENT OF THE FUND

The officers serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is set forth on page 22 of this report. Information pertaining to the other officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 58	Secretary since 2005	Executive Vice President of the Adviser since 2008 (Senior Vice President 1993-2007, Vice President 1987-1993); Secretary and Senior Vice President of DNP since 1995 (Treasurer 1995-2002); Secretary of DTF since 2005

Daniel J. Petrisko Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age 48	Chief Investment Officer of DUC since 2004; (Vice President since 2000; Portfolio Manager 2002-2004)	Senior Vice President of the Adviser since 1997 (Vice President 1995-1997)

Alan M. Meder Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 49	Treasurer since 2000; Principal Financial Officer, Chief Financial Officer and Assistant Secretary since 2002	Senior Vice President of the Adviser since 1994; Treasurer of DTF since 2000; Principal Financial Officer, Chief Financial Officer and Assistant Secretary of DTF since 2002

Joyce B. Riegel Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 54	Chief Compliance Officer since 2003

Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice

President and Compliance Officer 2002-2004); Chief Compliance Officer of DTF

since 2003 and Chief Compliance Officer of DNP since 2004; Vice President and

Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002

Directors

Francis E. Jeffries, CFA, Chairman

Nancy Lampton, Vice Chairman

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

David J. Vitale

Officers

Nathan I. Partain, CFA

President & Chief Executive Officer

Daniel J. Petrisko, CFA

Vice President & Chief Investment Officer

T. Brooks Beittel, CFA

Secretary

Alan M. Meder, CFA, CPA

Treasurer & Assistant Secretary

Joyce B. Riegel,

Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(800) 338-8214

www.dpimc.com

Administrator

Princeton Administrators, LLC

P.O. Box 9095

Princeton, NJ 08543-9095

Custodian

The Bank of New York Mellon Corporation

BNY Mellon Asset Services

100 Colonial Center Parkway, Suite 200

Lake Mary, FL 32746

Transfer Agent

The Bank of New York Mellon Corporation

BNY Mellon Shareowner Services

P.O. Box 358015

Pittsburgh, PA 15252

(866) 221-1681

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Information contained in this report is dated and subject to change. Past performance is no guarantee of future results.

Duff & Phelps

Utility and

Corporate

Bond Trust Inc.

ANNUAL REPORT

DECEMBER 31, 2008

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at http://www.dpimc.com/funds/DUC. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that three members of its audit committee, Eileen A. Moran, Christian H. Poindexter, and Carl F. Pollard are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant (the “Independent Auditor”).

	Fiscal year ended December 31, 2008	Fiscal year ended December 31, 2007
Audit Fees (1)	$48,000	$46,600
Audit-Related Fees (2)(6)	3,300	5,200
Tax Fees (3)(6)	4,800	4,600
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	8,100	9,800

(1)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.” These services included (i) services related to the performance of periodic agreed-upon procedures relating to the registrant’s leverage, at a cost of $3,200 in 2007 and $3,300 in 2008; and (ii) in 2007 only, services related to the review of the Fund’s underlying documentation for open tax years in conjunction with FIN 48, at a cost of $2,000.
(3)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.
(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(5)	Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.
(6)	No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DNP Select Income Inc. (“DNP”), and DTF Tax-Free Income Inc. (“DTF”), have adopted a Joint Audit Committee Pre-Approval Policy (set forth below) to govern the provision by the Independent Auditor of the following services (collectively, “Covered Services”): (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

DNP SELECT INCOME FUND INC.

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(as adopted on February 17, 2009)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

(1)	This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are not “interested persons” under the Investment Company Act of 1940. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval to its Chairman, Eileen A. Moran, and to any successor Chairman who is not an “interested person.”

III.	Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3600T), and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2009

Dated: December 15, 2008 (DTF) and February 17, 2009 (DNP and DUC)

Service		Range of Fees(1)
		DNP	DTF	DUC	Affiliates(2)
1.	Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	(3)	(3)	(3)	N/A
2.	Reading of the Fund’s semi-annual financial statements	(4)	(4)	(4)	N/A
3.	Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(4)	(4)	(4)	N/A
4.	Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(4)	(4)	(4)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.
(3)	The fee for this pre-approved service is not shown in the table because the 2009 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2008 was $64,000 for DNP, $46,000 for DTF and $48,000 for DUC. When the fee is determined in connection with the finalization and signing of the 2009 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)	Fees for services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2009

Dated: December 15, 2008 (DTF) and February 17, 2009 (DNP and DUC)

Service		Range of Fees(1)
		DUC	DTF	DUC	Affiliates(2)
1.	Issuance of annual agreed-upon procedures letters relating to the preferred stock or commercial paper, if any, issued by the Fund	(3)	(3)	(3)	N/A
2.	Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(4)	(4)	(4)	N/A
3.	Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(4)	(4)	(4)	N/A
4.	General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(4)	(4)	(4)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.
(3)	The fee for this pre-approved service is not shown in the table because the 2009 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2008 was $6,900 for DNP, $3,300 for DTF and $3,300 for DUC. When the fee is determined in connection with the finalization and signing of the 2009 engagement letter, such fee will become part of this Pre-Approval Policy.
(4)	Fees for services designated with a (4) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2009

Dated: December 15, 2008 (DTF) and February 17, 2009 (DNP and DUC)

Service		Range of Fees(1)
		DNP	DTF	DUC	Affiliates(2)
1.	Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	(3)	(3)	(3)	N/A
2.	Consultations with the Fund’s management as to the tax treatment of transactions or events	(4)	(4)	(4)	N/A
3.	Tax advice and assistance regarding statutory, regulatory or administrative developments	(5)	(5)	(5)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.
(3)	The fee for this pre-approved service is not shown in the table because the 2009 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2008 was $15,400 for DNP, $4,800 for DTF and $4,800 for DUC. When the fee is determined in connection with the finalization and signing of the 2009 engagement letter, such fee will become part of this Pre-Approval Policy.
(4)	The fee for this pre-approved service is not shown in the table because the 2009 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2008 was $3,500 for DNP and $0 for DTF and DUC. When the fee is determined in connection with the finalization and signing of the 2009 engagement letter, such fee will become part of this Pre-Approval Policy.
(5)	Fees for services designated with a (5) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2009

Dated: December 15, 2008 (DTF) and February 17, 2009 (DNP and DUC)

Service	Range of Fees(1)
	DUC	DTF	DUC	Affiliates(2)
None

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Eileen A. Moran, Christian H. Poindexter and Carl F. Pollard.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Although the registrant does not typically hold voting securities, the registrant’s board of directors, jointly with the board of directors of DTF, has adopted the following statement of policy with respect to proxy voting.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PROXY VOTING POLICIES AND PROCEDURES

As amended and restated on May 10, 2007

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.	“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues.

F.	“Fund” refers to Duff & Phelps Utility and Corporate Bond Trust Inc.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.	In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.	In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

G.	The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.	In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.	The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.	In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.	No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.	The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.	A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.	In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The

Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.	The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this Item, the term “Fund” refers to the registrant, Duff & Phelps Utility and Corporate Bond Trust Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of February 27, 2009, are as follows:

Daniel J. Petrisko, CFA, has been Chief Investment Officer of the Fund since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). He has been a Senior Vice President of the Adviser since 1997 (Vice President from 1995 to 1997). Mr. Petrisko has investment authority with respect to the Fund’s investment portfolio. He is also a member of the portfolio management team of DNP, a closed-end utilities-oriented fund. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team since February 2004 and has been Secretary of the Fund since May 2005. He has been Executive Vice President of the Adviser since 2008 (Senior Vice President from 1993 to 2007 and Vice President from 1987 to 1993), Senior Vice President and Secretary of DNP since January 1995 (Treasurer from January 1995 to September 2002) and Secretary of DTF since May 2005. Mr. Beittel assists Mr. Petrisko in the management of the Fund’s investment portfolio. He is also a member of the portfolio management teams of DNP and Virtus Global Infrastructure Fund. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of December 31, 2008 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s parent company. As of December 31, 2008, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
T. Brooks Beittel	2	$2,592.0	0	—	0	—
Daniel J. Petrisko	1	$2,547.0	0	—	8	$1,492.6

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.
(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940 (the “1940 Act”), such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of December 31, 2008, of the Fund’s portfolio managers. The Fund’s portfolio managers receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

The incentive bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects an investment performance component. In the case of Mr. Petrisko, his performance component is based in part on the Fund and DNP achieving and/or exceeding income targets underlying their ability to pay common stock dividends, and in part on the one-year total return of the Fund and other managed accounts relative to their respective benchmarks. The benchmark used for the Fund is the General Bond Fund section of the Lipper closed-end fund universe. Because Mr. Beittel’s primary responsibility relates to DNP, his performance component is based in part on DNP achieving and/or exceeding income targets underlying its ability to pay common stock dividends, and in part on DNP’s performance relative to a composite of the S&P Utility Market Price Index and the Barclays Utility Bond Index reflecting the stock and bond ratio of DNP. For both portfolio managers, the performance component is further adjusted to reward them for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two components: (i) 70% of the incentive bonus is based on investment performance, which is measured (A) on the pre-tax performance of the Advisor’s largest closed-end fund DNP as measured by earnings per share and total return over a one-year period, (B) on the pre-tax performance of DUC, as measured by earnings per share and total return over a one year period, (C) for portfolio managers that manage more than one product they have other components in their formulaic component weighed according to each manager’s time allocated to the specific product and, (D) a subjective assessment of contribution to the team effort; (ii) 30% of the incentive bonus is based on the overall Virtus EBITDA.

Finally, the Fund’s portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including 401(k), health and other employee benefit plans.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of December 31, 2008, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
T. Brooks Beittel	$10,001-$50,000
Daniel J. Petrisko	$1-$10,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 9, 2008) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
Date	February 27, 2009

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	February 27, 2009